UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - OCTOBER 6, 2006

MANCHESTER INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-50477	98-0380409
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(866) 230-1805
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:    Other Events - Press Release

Manchester Inc. issued a press release on October 6, 2006, filed as Exhibit 99.1 hereto.

Item 9.01:    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 99.1	Press Release dated October 6, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANCHESTER INC.

Date: October 6, 2006	By:	/s/ Richard D. Gaines
Name: Richard D. Gaines
Title: Secretary and Director